COST OF SALES	12 Months Ended
Dec. 31, 2025
Open World Ltd. [Member]
COST OF SALES

6. COST OF SALES

Cost of sales for the year ended December 31, 2025 increased to $5,235,082 compared to $1,921,861 for the year ended December 31, 2024.

During the year ended December 31, 2025, Open World Inc. entered into an amendment to an existing contract with a third-party. The amendment modified certain terms and conditions of the original agreement, including a reduction in the token supply to be delivered under the contract.

Open World Inc. evaluated the accounting implications of the contract amendment and determined that the modification should be accounted for prospectively. Accordingly, no retrospective adjustment to prior period financial statements was required.

As a result of this amendment, Open World Inc. recognized an incremental expense of $4,549,500 during the current year, which is included in cost of sales in the accompanying consolidated statement of operation